Exhibit 21.1

Subsidiaries of the Registrant

The subsidiaries of the Registrant are as follows:

Entity	State of Organization
IA Branch Florida Portfolio, L.L.C.	Delaware
IA Branch Portfolio, L.L.C.	Delaware
Inland American Aberdeen Old Philadelphia SPE, L.L.C.	Delaware
Inland American Aberdeen Old Philadelphia, L.L.C.	Delaware
Inland American Aiken Eastgate, L.L.C.	Delaware
Inland American Arlington Riverview GP, L.L.C.	Delaware
Inland American Arlington Riverview Limited Partnership	Illinois
Inland American Atlanta Buckhead Member, L.L.C.	Delaware
Inland American Atlanta Buckhead, L.L.C.	Delaware
Inland American Augusta Fury's Ferry, L.L.C.	Delaware
Inland American Austin Scofield GP, L.L.C.	Delaware
Inland American Austin Scofield Limited Partnership	Illinois
Inland American Baton Rouge Siegen, L.L.C.	Delaware
Inland American Belvidere Atlas, L.L.C.	Delaware
Inland American Birmingham Industrial, L.L.C.	Delaware
Inland American Birmingham Southgate, L.L.C.	Delaware
Inland American Bloomington Fields, L.L.C.	Delaware
Inland American Brandon Centre, L.L.C.	Delaware
Inland American Bridgewater TIC I, L.L.C.	Delaware
Inland American Bridgewater TIC II, L.L.C	Delaware
Inland American Bridgewater TIC III, L.L.C	Delaware
Inland American Bridgewater TIC IV, L.L.C	Delaware
Inland American Bristol Member II, L.L.C.	Delaware
Inland American Bristol, L.L.C.	Delaware
Inland American Brooklyn Park Atlas, L.L.C.	Delaware
Inland American Bryant Alcoa II, L.L.C.	Delaware
Inland American Bryant Alcoa, L.L.C.	Delaware
Inland American Canton Royall, L.L.C.	Delaware
Inland American Carol Stream Heritage I, L.L.C.	Delaware
Inland American Carol Stream Heritage II, L.L.C.	Delaware
Inland American Carrollton Josey Oaks GP, L.L.C.	Delaware
Inland American Carrollton Josey Oaks Limited Partnership	Illinois
Inland American Cartersville Atlas, L.L.C.	Delaware
Inland American Ceruzzi Bristol Member, L.L.C.	Delaware
Inland American Ceruzzi Cumberland Member, L.L.C.	Delaware
Inland American Ceruzzi Framingham Member, L.L.C.	Delaware
Inland American Ceruzzi Greenville Pleasantburg Member, L.L.C.	Delaware
Inland American Ceruzzi Malden Member, L.L.C.	Delaware
Inland American Ceruzzi Sicklerville Member, L.L.C.	Delaware
Inland American Ceruzzi Southington Member, L.L.C.	Delaware
Inland American Ceruzzi Swampscott Member, L.L.C	Delaware
Inland American CFG Pennsylvania Portfolio DST	Delaware
Inland American CFG Portfolio, L.L.C.	Delaware
Inland American Chesapeake Commons , L.L.C.	Delaware
Inland American Chesapeake Crossroads, L.L.C.	Delaware
Inland American Chicago Lincoln II, L.L.C.	Delaware
Inland American Chicago Lincoln, L.L.C.	Delaware
Inland American Colorado Springs Cheyenne, L.L.C.	Delaware
Inland American Columbia Rosewood, L.L.C.	Delaware
Inland American Continental Cranberry Specialty Partner LP	Delaware
Inland American Continental Morse, L.L.C.	Delaware
Inland American Cranberry General Partner DST	Delaware

Inland American Cranberry Limited Partner DST	Delaware
Inland American Cranberry Specialty GP DST	Delaware
Inland American Cranberry Specialty LP	Pennsylvania
Inland American Cumberland Member II, L.L.C.	Delaware
Inland American Cumberland, L.L.C.	Delaware
Inland American Cypress Katella, L.L.C.	Delaware
Inland American Devens Barnum, L.L.C.	Delaware
Inland American Dothan Pavilion, L.L.C.	Delaware
Inland American Douglas Atlas, L.L.C.	Delaware
Inland American Edmond Legacy Woods, L.L.C.	Delaware
Inland American Elizabethtown Black Branch, L.L.C.	Delaware
Inland American Englewood Merchants Member, L.L.C.	Delaware
Inland American Englewood Merchants, L.L.C.	Delaware
Inland American Erlanger Silverlake, L.L.C.	Delaware
Inland American Flower Mound Cross Timbers GP, L.L.C.	Delaware
Inland American Flower Mound Cross Timbers Limited Partnership	Illinois
Inland American Flower Mound Crossing GP, L.L.C.	Delaware
Inland American Flower Mound Crossing Limited Partnership	Illinois
Inland American Flower Mound Highlands GP, L.L.C.	Delaware
Inland American Flower Mound Highlands Limited Partnership	Illinois
Inland American Fond du Lac Forest Plaza II, L.L.C.	Delaware
Inland American Fond Du Lac Forest Plaza, L.L.C.	Delaware
Inland American Framingham Member II, L.L.C.	Delaware
Inland American Framingham, L.L.C.	Delaware
Inland American Frederick Oak, L.L.C.	Delaware
Inland American Fultondale Promenade, L.L.C.	Delaware
Inland American Gaffney Atlas, L.L.C.	Delaware
Inland American Gahanna Morse, L.L.C.	Delaware
Inland American Gainesville Atlas, L.L.C.	Delaware
Inland American Garland Shiloh GP, L.L.C.	Delaware
Inland American Garland Shiloh Limited Partnership	Illinois
Inland American Grafton Port Washington, LLC	Delaware
Inland American Grapevine Heritage Heights GP, L.L.C.	Delaware
Inland American Grapevine Heritage Heights Limited Partnership	Illinois
Inland American Grapevine Park West GP, L.L.C.	Delaware
Inland American Grapevine Park West Limited Partnership	Illinois
Inland American Greeley Centerplace Holding, L.L.C.	Delaware
Inland American Greeley Centerplace, L.L.C.	Delaware
Inland American Green Bay AMS, L.L.C.	Delaware
Inland American Greensboro Airport Center, L.L.C.	Delaware
Inland American Greenville Pleasantburg Member II, L.L.C.	Delaware
Inland American Greenville Pleasantburg, L.L.C.	Delaware
Inland American Grove City Stringtown Outlot, L.L.C.	Delaware
Inland American Grove City Stringtown, L.L.C.	Delaware
Inland American Hendersonville Indian Lake Member, L.L.C.	Delaware
Inland American Hendersonville Indian Lake, L.L.C.	Delaware
Inland American Herndon Worldgate, L.L.C.	Delaware
Inland American High Ridge Gravois II, L.L.C.	Delaware
Inland American High Ridge Gravois, L.L.C.	Delaware
Inland American Homewood Washington Park, L.L.C.	Delaware
Inland American Houston Northwest GP, L.L.C.	Delaware
Inland American Houston Northwest Limited Partnership	Illinois
Inland American Hyde Park Member II, L.L.C.	Delaware
Inland American Hyde Park Member, L.L.C.	Delaware
Inland American Hyde Park, L.L.C.	Delaware
Inland American I Bridgewater 55, L.L.C	Delaware
Inland American II Bridgewater 55, L.L.C	Delaware
Inland American III Bridgewater 55, L.L.C	Delaware
Inland American Independence Hartman, L.L.C.	Delaware
Inland American Indianapolis Woodland, L.L.C.	Delaware

Inland American IV Bridgewater 55, L.L.C	Delaware
Inland American Lake Zurich Deerpath, L.L.C.	Delaware
Inland American LaQuinta Pavilion, L.L.C.	Delaware
Inland American Legacy Portfolio Auto, L.L.C.	Delaware
Inland American Lexington Bellerive, L.L.C.	Delaware
Inland American Loves Park Clifford, L.L.C.	Delaware
Inland American MAC Corporation	Delaware
Inland American Malden Member II, L.L.C.	Delaware
Inland American Malden, L.L.C.	Delaware
Inland American Marion Legacy, L.L.C.	Delaware
Inland American McKinney Towne Crossing Outlots GP, L.L.C.	Delaware
Inland American McKinney Towne Crossing Outlots Limited Partnership	Delaware
Inland American Mesquite Pioneer GP, L.L.C.	Delaware
Inland American Mesquite Pioneer Limited Partnership	Illinois
Inland American Middleburg Crossings, L.L.C.	Delaware
Inland American Midwest City Legacy Corner, L.L.C.	Delaware
Inland American Missouri City Riverstone GP, L.L.C.	Delaware
Inland American Missouri City Riverstone Limited Partnership	Illinois
Inland American Monroe Poplin, L.L.C.	Delaware
Inland American Morse Member, L.L.C.	Delaware
Inland American Naples Malibu Lakes, LLC	Delaware
Inland American Nashville Donelson, L.L.C.	Delaware
Inland American New Ulm Atlas, L.L.C.	Delaware
Inland American Newnan Coweta, L.L.C.	Delaware
Inland American Newnan Thomas, L.L.C.	Delaware
Inland American North Hatfield, L.L.C.	Delaware
Inland American Oak Lawn Cicero, L.L.C.	Delaware
Inland American Oklahoma City Legacy Arts Quarter, L.L.C.	Delaware
Inland American Oklahoma City Legacy Crossing, L.L.C.	Delaware
Inland American Oklahoma City Penn, L.L.C.	Delaware
Inland American Onalaska Midwest, L.L.C.	Delaware
Inland American Palm Coast Palm Harbor, L.L.C.	Delaware
Inland American Pearland Silverlake Village GP, L.L.C.	Delaware
Inland American Pendergrass Atlas, L.L.C.	Delaware
Inland American Piedmont Atlas, L.L.C.	Delaware
Inland American Plano 14th Street Market GP, L.L.C.	Delaware
Inland American Plano 14th Street Market Limited Partnership	Illinois
Inland American Plano Hunters Glen GP, L.L.C.	Delaware
Inland American Plano Hunters Glen Limited Partnership	Illinois
Inland American Plano Suncreek GP, L.L.C.	Delaware
Inland American Plano Suncreek Limited Partnership	Illinois
Inland American Port Charlotte Peachland, L.L.C.	Delaware
Inland American Raleigh Bent Tree, L.L.C.	Delaware
Inland American Richardson Custer Creek GP, L.L.C.	Delaware
Inland American Richardson Custer Creek Limited Partnership	Illinois
Inland American Rosenberg Brazos GP, L.L.C.	Delaware
Inland American Rosenberg Brazos Limited Partnership	Delaware
Inland American Salisbury SPE, L.L.C.	Delaware
Inland American Salisbury, L.L.C.	Delaware
Inland American San Antonio Encino Canyon GP, L.L.C.	Delaware
Inland American San Antonio Encino Canyon Limited Partnership	Illinois
Inland American San Antonio Woodlake GP, LLC	Delaware
Inland American San Antonio Woodlake Limited Partnership	Illinois
Inland American San Antonio Woodlake LP, LLC	Delaware
Inland American San Marcos Campus, L.L.C.	Delaware
Inland American San Pedro Garden, L.L.C.	Delaware
Inland American Shallotte, L.L.C.	Delaware
Inland American Sicklerville Member II, L.L.C.	Delaware
Inland American Sicklerville, L.L.C.	Delaware
Inland American Simpsonville Fairview, L.L.C.	Delaware

Inland American South Hatfield Elm, L.L.C.	Delaware
Inland American Southington Member II, L.L.C.	Delaware
Inland American Southington, L.L.C.	Delaware
Inland American Spring Woodridge Park GP,LLC	Delaware
Inland American Spring Woodridge Park Limited Partnership	Illinois
Inland American Spring Woodridge Park LP,LLC	Delaware
Inland American ST Florida Portfolio II, L.L.C.	Delaware
Inland American ST Florida Portfolio III, L.L.C.	Delaware
Inland American ST Florida Portfolio IV, L.L.C.	Delaware
Inland American ST Florida Portfolio V, L.L.C.	Delaware
Inland American ST Florida Portfolio, L.L.C.	Delaware
Inland American ST Portfolio II, L.L.C.	Delaware
Inland American ST Portfolio III, L.L.C.	Delaware
Inland American ST Portfolio IV, L.L.C.	Delaware
Inland American ST Portfolio V, L.L.C.	Delaware
Inland American ST Portfolio, L.L.C.	Delaware
Inland American St. Paul Atlas, L.L.C.	Delaware
Inland American Swampscott Member II, L.L.C.	Delaware
Inland American Swampscott, L.L.C.	Delaware
Inland American Tacoma James, L.L.C.	Delaware
Inland American Taylorsville 2700 West, L.L.C.	Delaware
Inland American The Woodlands Village Square LP	Illinois
Inland American The Woodlands Alden Landing LP	Illinois
Inland American The Woodlands Alden Landing GP,LLC	Delaware
Inland American The Woodlands Alden Landing LP,LLC	Delaware
Inland American The Woodlands Grogans Landing GP,LLC	Delaware
Inland American The Woodlands Grogans Landing LP,LLC	Delaware
Inland American The Woodlands Grogans Landing LP	Illinois
Inland American The Woodlands Lake Wyndemere GP,LLC	Delaware
Inland American The Woodlands Lake Wyndemere LP	Illinois
Inland American The Woodlands Lake Wyndemere LP,LLC	Delaware
Inland American The Woodlands Parkside GP,LLC	Delaware
Inland American The Woodlands Parkside Limited Partnership	Illinois
Inland American The Woodlands Parkside LP,LLC	Delaware
Inland American The Woodlands Sterling Ridge GP,LLC	Delaware
Inland American The Woodlands Sterling Ridge LP	Illinois
Inland American The Woodlands Sterling Ridge LP,LLC	Delaware
Inland American The Woodlands Village Square GP,LLC	Delaware
Inland American The Woodlands Village Square LP,LLC	Delaware
Inland American TN Distribution, L.L.C.	Delaware
Inland American Tucker Hugh Howell, L.L.C.	Delaware
Inland American Universal City Kitty Hawk GP, L.L.C.	Delaware
Inland American Universal City Kitty Hawk Limited Partnership	Illinois
Inland American Valdosta NA Logistics Portfolio, L.L.C.	Delaware
Inland American Waterford GP, L.L.C.	Delaware
Inland American Waterford Limited Partnership	Illinois
Inland American Wauwatosa Research, L.L.C.	Delaware
Inland American Webster Clear Lake GP, L.L.C.	Delaware
Inland American Webster Clear Lake Limited Partnership	Illinois
Inland American Webster Seven Palms GP, L.L.C.	Delaware
Inland American Webster Seven Palms Limited Partnership	Delaware
Inland American Westfield Summit Lock, L.L.C.	Delaware
Inland American Westlake GP, L.L.C.	Delaware
Inland American Westlake Limited Partnership	Illinois
Inland American Wildomar Bear Creek, L.L.C.	Delaware
Inland American Woodstock Rose Creek, L.L.C.	Delaware
Inland American Zumbrota Atlas, L.L.C.	Delaware
Weber/Inland American Lewisville TC Limited Partnership	Texas
Minto Builders (Florida), Inc.	Florida
A-S 66 Beltway 8-Blackhawk, L.P.	Texas

A-S 68 HWY 288-Silver Lake, L.P.	Texas
MB Arlington Collins GP, L.L.C.	Delaware
MB Arlington Collins Limited Partnership	Illinois
MB Bloomsburg Buckhorn DST	Delaware
MB BP Portfolio, L.L.C.	Delaware
MB BP Portfolio II, L.L.C.	Delaware
MB Canfield Main, L.L.C.	Delaware
MB Cleveland Erieview, L.L.C.	Delaware
MB Columbus Hilliard, L.L.C.	Delaware
MB Conroe GP, L.L.C.	Delaware
MB Conroe Limited Partnership	Illinois
MB Corpus Christi Saratoga GP, L.L.C.	Delaware
MB Corpus Christi Saratoga Limited Partnership	Illinois
MB Cypress CyFair GP, L.L.C.	Delaware
MB Cypress CyFair Limited Partnership	Illinois
MB Cypress CyFair Outlot GP, L.L.C.	Delaware
MB Cypress CyFair Outlot Limited Partnership	Illinois
MB Dallas Carver Creek GP, L.L.C.	Delaware
MB Dallas Carver Creek Limited Partnership	Illinois
MB Eagles Stockbridge, L.L.C.	Delaware
MB East Humble Atascocita GP, L.L.C.	Delaware
MB East Humble Atascocita Limited Partnership	Illinois
MB Evanston Sherman, L.L.C.	Delaware
MB Fabyan Randall Plaza Batavia, L.L.C.	Delaware
MB Friendswood Parkwood GP, L.L.C.	Delaware
MB Friendswood Parkwood Limited Partnership	Illinois
MB Herndon, L.L.C.	Delaware
MB Highlands Ranch Ridgeline, L.L.C.	Delaware
MB Hoffman Estates, L.L.C.	Delaware
MB Houston 6101 Richmond GP, L.L.C.	Delaware
MB Houston 6101 Richmond Limited Partnership	Illinois
MB Houston 6234 Richmond GP, L.L.C.	Delaware
MB Houston 6234 Richmond Limited Partnership	Illinois
MB Houston 21602 Tomball GP, L.L.C.	Delaware
MB Houston 21602 Tomball Limited Partnership	Illinois
MB Houston Antoine GP, L.L.C.	Delaware
MB Houston Antoine Limited Partnership	Illinois
MB Houston Ashford GP, L.L.C.	Delaware
MB Houston Ashford Limited Partnership	Illinois
MB Houston Blackhawk GP, L.L.C.	Delaware
MB Houston Cypress GP, L.L.C.	Delaware
MB Houston Cypress Limited Partnership	Illinois
MB Houston Eldridge GP, L.L.C.	Delaware
MB Houston Eldridge Limited Partnership	Illinois
MB Houston Eldridge Town Center GP, L.L.C.	Delaware
MB Houston Eldridge Town Center Limited Partnership	Illinois
MB Houston Eldridge Lakes GP, L.L.C.	Delaware
MB Houston Eldridge Lakes Limited Partnership	Illinois
MB Houston Highland GP, L.L.C.	Delaware
MB Houston Highland Limited Partnership	Illinois
MB Houston Hunting Bayou Restaurant GP, L.L.C.	Delaware
MB Houston Hunting Bayou Restaurant Limited Partnership	Illinois
MB Houston New Forest II GP, L.L.C.	Delaware
MB Houston New Forest II Limited Partnership	Illinois
MB Houston West End GP, L.L.C.	Delaware
MB Houston West End Limited Partnership	Illinois
MB Houston Winchester GP, L.L.C.	Delaware
MB Houston Winchester Limited Partnership	Illinois
MB Houston Windemere GP, L.L.C.	Delaware
MB Houston Windemere Limited Partnership	Illinois

MB Houston Woodforest GP, L.L.C.	Delaware
MB Houston Woodforest Limited Partnership	Illinois
MB Humble Pinehurst GP, L.L.C.	Delaware
MB Humble Pinehurst Limited Partnership	Illinois
MB Jacinto City Hunting Bayou GP, L.L.C.	Delaware
MB Jacinto City Hunting Bayou Limited Partnership	Illinois
MB Jacinto City Market GP, L.L.C.	Delaware
MB Jacinto City Market Limited Partnership	Illinois
MB Jacinto City Theater GP, L.L.C.	Delaware
MB Jacinto City Theater Limited Partnership	Illinois
MB Jacinto City Restaurant GP, L.L.C.	Delaware
MB Jacinto City Restaurant Limited Partnership	Illinois
MB Keene Monadnock, L.L.C.	Delaware
MB Largo Paradise, L.L.C.	Delaware
MB League City Bay Colony GP, L.L.C.	Delaware
MB League City Bay Colony Limited Partnership	Illinois
MB Lincoln Mall, L.L.C.	Delaware
MB Longview Triangle, L.L.C.	Delaware
MB Louisville Southgate, L.L.C.	Delaware
MB Margate Lakewood I, L.L.C.	Delaware
MB Margate Lakewood II, L.L.C.	Delaware
MB Maryland BP Portfolio, L.L.C.	Delaware
MB Maryland BP Portfolio Acquisitions, L.L.C.	Delaware
MB Minneapolis 8th Street, L.L.C.	Delaware
MB Pennsylvania BP Portfolio DST	Delaware
MB Pittsburgh Bridgeside DST	Delaware
MB Rockford State, L.L.C.	Delaware
MB San Antonio Brooks GP, L.L.C.	Delaware
MB San Antonio Brooks Limited Partnership	Illinois
MB Shakopee Vierling, L.L.C.	Delaware
MB Sherman Town Center GP, L.L.C.	Delaware
MB Sherman Town Center Limited Partnership	Illinois
MB Sioux City Lakeport, L.L.C.	Delaware
MB Springfield National, L.L.C.	Delaware
MB Spring Stables GP, L.L.C.	Delaware
MB Spring Stables Limited Partnership	Illinois
MB Spring Town Center GP, L.L.C.	Delaware
MB Spring Town Center Limited Partnership	Illinois
MB Spring Town Center III GP, L.L.C.	Delaware
MB Spring Town Center III Limited Partnership	Illinois
MB St. Louis Chestnut, L.L.C.	Delaware
MB Suffolk Lake View, L.L.C.	Delaware
MB Sugar Land Gillingham GP, L.L.C.	Delaware
MB Sugar Land Gillingham Limited Partnership	Illinois
MB Texas BP Portfolio, GP, L.L.C.	Delaware
MB Texas BP Portfolio Limited Partnership	Illinois
MB The Woodlands Lake Woodlands GP, L.L.C.	Delaware
MB The Woodlands Lake Woodlands Limited Partnership	Illinois
MB Tomball Town Center GP, L.L.C.	Delaware
MB Tomball Town Center Limited Partnership	Illinois
MB Webster Gulf Freeway GP, L.L.C.	Delaware
MB Webster Gulf Freeway Limited Partnership	Illinois
MB West Chester, L.L.C.	Delaware
MB Willis Town Center GP, L.L.C.	Delaware
MB Willis Town Center Limited Partnership	Illinois
IA Orlando Palazzo, L.L.C.	Delaware
IA Orlando Sand, L.L.C.	Delaware
IA Sacramento Rail, L.L.C.	Delaware
IA New York 33rd L.L.C.	Delaware
Inland American (Concord) SUB, L.L.C.	Delaware

Inland Concord Venture, L.L.C.	Delaware
Inland American Concord Venture TRS, L.L.C.	Delaware
D.R. Stephens Institutional Fund, L.L.C.	Delaware
Inland American Finance Corporation	Delaware
Inland American KATO Milmont Lender, L.L.C.	Delaware
Inland American Wheeling Loan Investment, L.L.C.	Delaware
Inland American (Stephens) SUB, L.L.C.	Delaware
Inland American/Stephens (Gibraltar) Ventures, L.L.C.	Delaware
Inland American/Stephens (Technology) Ventures, L.L.C.	Delaware
Inland American /Stephens (Wilbur) Ventures, L.L.C.	Delaware
Inland American/Stephens (Fremont Blvd) Ventures, L.L.C.	Delaware
Inland American/Stephens (Fremont Tech) Ventures, L.L.C.	Delaware
Inland American/Stephens (Las Plumas) Ventures, L.L.C.	Delaware
Inland American/Stephens (N First) Ventures, L.L.C.	Delaware
Inland American/Stephens (Sonora) Ventures, L.L.C.	Delaware
Inland American/Stephens (Sycamore II) Ventures, L.L.C.	Delaware
Inland American/Stephens (Timber) Ventures, L.L.C.	Delaware
Inland American/Stephens (Southpoint) Ventures, L.L.C.	Delaware
Inland American/Stephens (Trimble) Ventures, L.L.C.	Delaware
Inland American (LIP) Sub, L.L.C.	Delaware
LIP Holdings, L.L.C.	Delaware
Inland American LIP Sub, L.L.C.	Delaware
Net Lease Strategic Assets Fund L.P.	Delaware
Inland American (Net Lease) Sub L.L.C.	Delaware
Village at Stonebriar, L.L.C	Delaware
Inland American Stonebriar Member L.L.C.	Delaware
Stone Creek Crossing, L.P.	Delaware
Stone Creek Crossing GP	Delaware
Inland American Venture Corporation	Delaware
L Street Marketplace, LLC	Delaware
Inland American Omaha L Street, L.L.C.	Delaware
Inland American Cobalt Investors, L.L.C.	Delaware
Inland American Acquisitions, Inc.	Delaware
Inland American Communities Acquisitions TRS, Inc.	Delaware
Inland American Communities Group, Inc.	Delaware
Cityville Partners, L.L.C.	Delaware
Cityville at the Perimeter GP, L.L.C.	Delaware
Cityville at the Perimeter, LP	Illinois
Cityville Block 121 Development, L.L.C.	Delaware
Cityville Dallas Haskell GP, L.L.C.	Delaware
Cityville Dallas Haskell Limited Partnership	Illinois
Inland American Communities Partners, Inc.	Delaware
Inland American Communities Acquisitions, L.L.C.	Delaware
Inland American Communities Development, L.L.C.	Delaware
Inland American Communities Management, L.L.C.	Delaware
Inland American Communities Third Party, Inc.	Delaware
University Partners, L.L.C.	Delaware
University House Central Florida, L.L.C.	Delaware
University House Fullerton, L.L.C.	Delaware
University House Gainesville, L.L.C.	Delaware
University House Huntsville, L.L.C.	Delaware
University House Lafayette, L.L.C.	Delaware
University House 14th Street, L.L.C.	Delaware
Walnut Street Holding Company, LLC	Delaware
Walnut Street Holdings GP, LLC	Delaware
Walnut Street Holdings, L.P.	Delaware
Walnut Street GP, LLC	Delaware
Walnut Street Lessee, L.P.	Delaware
Cityville Oak Park GP, L.L.C.	Delaware
Cityville Oak Park Limited Partnership	Illinois

Cityville Oak Park II GP, L.L.C.	Delaware
Cityville Oak Park II Limited Partnership	Delaware
Cityville Oak Park TRS GP L.L.C.	Delaware
Cityville Oak Park TRS Limited Partnership	Illinois
Inland American Healthcare Group, Inc.	Delaware
Inland American Healthcare Corporation	Delaware
Inland American Holding TRS, Inc.	Delaware
Inland American Management and Development TRS Inc.	Delaware
Inland American Property Sales TRS Inc.	Delaware
Inland Public Properties Development, Inc.	Delaware
Inland PPD Haskell Associates GP, L.L.C.	Delaware
Inland PPD Haskell Associates Limited Partnership	Illinois
Inland PPD Hudson Associates, L.L.C.	Delaware
Inland American Lodging Operations TRS Inc.	Delaware
Inland American Gainesville, TRS, L.L.C.	Delaware
Inland American Lodging Gainesville, L.L.C.	Delaware
Inland American Lodging Garden Grove Harbor TRS, L.L.C.	Delaware
Inland American Lodging Garden Grove Harbor, L.L.C.	Delaware
Inland American Lodging Woodlands TRS GP L.L.C.	Delaware
Inland American Lodging Woodlands TRS Limited Partnership	Illinois
Inland American Lodging Woodlands GP, L.L.C.	Delaware
Inland American Lodging Woodlands Limited Partnership	Illinois
Inland American Orchard TRS Holding Inc.	Delaware
IA Orchard Hotels Albuquerque TRS L.L.C.	Delaware
IA Orchard Hotels Addison TRS Limited Partnership	Illinois
IA Orchard Hotels Addison TRS GP L.L.C.	Delaware
IA Orchard Hotels Baton Rouge TRS L.L.C.	Delaware
IA Hotels Brownsville TRS Limited Partnership	Illinois
IA Orchard Hotels Brownsville TRS GP L.L.C.	Delaware
IA Orchard Hotels Colorado Springs TRS L.L.C.	Delaware
IA Orchard Hotels Cranbury TRS L.L.C.	Delaware
IA Orchard Hotels Dallas TRS Limited Partnership	Illinois
IA Orchard Hotels Dallas TRS GP L.L.C.	Delaware
IA Orchard Hotels Danbury TRS L.L.C.	Delaware
IA Orchard Hotels Federal Way TRS L.L.C.	Delaware
IA Orchard Hotels Fort Worth TRS Limited Partnership	Illinois
IA Orchard Hotels Fort Worth TRS GP L.L.C.	Delaware
IA Orchard Hotels Hauppauge TRS L.L.C.	Delaware
IA Orchard Hotels Harlingen TRS GP, L.L.C.	Delaware
IA Orchard Hotels Harlingen TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 9965 Westheimer TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 9965 Westheimer TRS GP L.L.C.	Delaware
IA Orchard Hotels Houston 9975 Westheimer TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 9975 Westheimer TRS GP L.L.C.	Delaware
IA Orchard Hotels Houston 2929 Westpark TRS GP L.L.C.	Delaware
IA Orchard Hotels Houston 2929 Westpark TRS Limited Partnership	Illinois
IA Orchard Hotels Houston 2939 Westpark TRS GP L.L.C.	Delaware
IA Orchard Hotels Houston 2939 Westpark TRS Limited Partnership	Illinois
IA Orchard Hotels Irving TRS GP L.L.C.	Delaware
IA Orchard Hotels Irving TRS Limited Partnership	Illinois
IA Orchard Hotels Lebanon TRS L.L.C.	Delaware
IA Orchard Hotels Los Alamitos TRS L.L.C.	Delaware
IA Orchard Hotels Nashville TRS L.L.C.	Delaware
IA Orchard Hotels Solon TRS L.L.C.	Delaware
IA Orchard Hotels Somerset TRS L.L.C.	Delaware
IA Orchard Hotels Tampa TRS L.L.C.	Delaware
IA Orchard Hotels Tucson East Williams TRS L.L.C.	Delaware
IA Orchard Hotels Tucson South Williams TRS L.L.C.	Delaware
IA Orchard Hotels Vienna TRS L.L.C.	Delaware
IA Orchard Hotels Westbury TRS L.L.C.	Delaware

Inland American Lodging Group, Inc.	Delaware
Inland American Lodging Acquisitions Inc.	Delaware
Inland American Lodging Corporation	Delaware
Inland American Lodging Associates, Inc.	Delaware
Inland American Orchard Hotels, Inc.	Delaware
IA Orchard Hotels Addison Limited Partnership	Illinois
IA Orchard Hotels Addison GP L.L.C.	Delaware
IA Orchard Hotels Albuquerque L.L.C.	Delaware
IA Orchard Hotels Baton Rouge L.L.C.	Delaware
IA Orchard Hotels Brownsville GP L.L.C.	Delaware
IA Orchard Hotels Brownsville Limited Partnership	Illinois
IA Orchard Hotels Colorado Springs L.L.C.	Delaware
IA Orchard Hotels Cranbury L.L.C.	Delaware
IA Orchard Hotels Dallas Limited Partnership	Illinois
IA Orchard Hotels Dallas GP L.L.C.	Delaware
IA Orchard Hotels Danbury L.L.C.	Delaware
IA Orchard Hotels Federal Way L.L.C.	Delaware
IA Orchard Hotels Fort Worth Limited Partnership	Illinois
IA Orchard Hotels Fort Worth GP L.L.C.	Delaware
IA Orchard Hotels Hauppauge L.L.C.	Delaware
IA Orchard Hotels Harlingen GP, L.L.C.	Delaware
IA Orchard Hotels Harlingen Limited Partnership	Illinois
IA Orchard Hotels Houston 9965 Westheimer GP L.L.C.	Delaware
IA Orchard Hotels Houston 9965 Westheimer Limited Partnership	Illinois
IA Orchard Hotels Houston 9975 Westheimer GP L.L.C.	Delaware
IA Orchard Hotels Houston 9975 Westheimer Limited Partnership	Illinois
IA Orchard Hotels Houston 2929 Westpark GP L.L.C.	Delaware
IA Orchard Hotels Houston 2929 Westpark Limited Partnership	Illinois
IA Orchard Hotels Houston 2939 Westpark GP L.L.C.	Delaware
IA Orchard Hotels Houston 2939 Westpark Limited Partnership	Illinois
IA Orchard Hotels Irving GP L.L.C.	Delaware
IA Orchard Hotels Irving Limited Partnership	Illinois
IA Orchard Hotels Lebanon L.L.C.	Delaware
IA Orchard Hotels Los Alamitos L.L.C.	Delaware
IA Orchard Hotels Nashville L.L.C.	Delaware
IA Orchard Hotels Solon L.L.C.	Delaware
IA Orchard Hotels Somerset L.L.C.	Delaware
IA Orchard Hotels Tampa L.L.C.	Delaware
IA Orchard Hotels Tucson East Williams L.L.C.	Delaware
IA Orchard Hotels Tucson South Williams L.L.C.	Delaware
IA Orchard Hotels Vienna L.L.C.	Delaware
IA Orchard Hotels Westbury L.L.C.	Delaware
Inland American Urban Hotels Inc.	Delaware
IA Urban Hotels Birmingham, L.L.C.	Delaware
IA Urban Hotels Phoenix, L.L.C.	Delaware
IA Urban Hotels Denver, L.L.C.	Delaware
IA Urban Hotels Colorado Springs, L.L.C.	Delaware
IA Urban Hotels Atlanta Galleria, L.L.C.	Delaware
IA Urban Hotels Atlanta Century, L.L.C.	Delaware
IA Urban Hotels Chicago, L.L.C.	Delaware
IA Urban Hotels Annapolis Junction, L.L.C.	Delaware
IA Urban Hotels Baltimore, L.L.C.	Delaware
IA Urban Baltimore Hotel Associates I, L.L.C.	Delaware
IA Urban Hotels Hunt Valley, L.L.C.	Delaware
IA Urban Hotels Burlington, L.L.C.	Delaware
IA Urban Hotels Cambridge, L.L.C.	Delaware
IA Urban Hotels Medford, L.L.C.	Delaware
IA Urban Hotels Elizabeth 83, L.L.C.	Delaware
IA Urban Hotels Elizabeth 87, L.L.C.	Delaware
IA Urban Hotels Poughkeepsie, L.L.C.	Delaware

IA Poughkeepsie Hotel Optionee,, L.L.C.	Delaware
IA Urban Hotels Beachwood, L.L.C.	Delaware
IA Urban Hotels Fort Worth Limited Partnership	Illinois
IA Urban Hotels Fort Worth GP, L.L.C.	Delaware
IA Urban Hotels Houston Limited Partnership	Illinois
IA Urban Hotels Houston GP, L.L.C.	Delaware
IA Urban Hotels San Antonio Limited Partnership	Illinois
IA Urban Hotels San Antonio GP, L.L.C.	Delaware
IA Urban Hotels Washington DC Terrace, L.L.C.	Delaware
IA Urban Hotels Washington DC Franklin, L.L.C.	Delaware
Inland American Urban TRS Holding, Inc.	Delaware
IA Urban Hotels Birmingham TRS, L.L.C.	Delaware
IA Urban Hotels Phoenix TRS, L.L.C.	Delaware
IA Urban Hotels Denver TRS, L.L.C.	Delaware
IA Urban Hotels Colorado Springs TRS, L.L.C.	Delaware
IA Urban Hotels Atlanta Galleria TRS, L.L.C.	Delaware
IA Urban Hotels Atlanta Century TRS, L.L.C.	Delaware
IA Urban Hotels Chicago TRS, L.L.C.	Delaware
IA Urban Hotels Annapolis Junction TRS, L.L.C.	Delaware
IA Urban Hotels Baltimore TRS, L.L.C.	Delaware
IA Urban Hotels Hunt Valley TRS, L.L.C.	Delaware
IA Urban Hotels Burlington TRS, L.L.C.	Delaware
IA Urban Hotels Cambridge TRS, L.L.C.	Delaware
IA Urban Hotels Medford TRS, L.L.C.	Delaware
IA Urban Hotels Elizabeth 83 TRS, L.L.C.	Delaware
IA Urban Hotels Elizabeth 87 TRS, L.L.C.	Delaware
IA Urban Hotels Poughkeepsie TRS, L.L.C.	Delaware
IA Urban Hotels Beachwood TRS, L.L.C.	Delaware
IA Urban Hotels Forth Worth TRS Limited Partnership	Illinois
IA Urban Hotels Forth Worth TRS GP, L.L.C.	Delaware
IA Urban Hotels Houston TRS Limited Partnership	Illinois
IA Urban Hotels Houston TRS GP, L.L.C.	Delaware
IA Urban Hotels San Antonio TRS Limited Partnership	Illinois
IA Urban Hotels San Antonio TRS GP, L.L.C.	Delaware
IA Urban Hotels Washington DC Terrace TRS, L.L.C.	Delaware
IA Urban Hotels Washington DC Franklin TRS, L.L.C.	Delaware
IA Winston Hotels Albany, L.L.C.	Delaware
IA Winston Hotels Albany TRS, L.L.C.	Delaware
IA Winston Hotels Austin TRS GP, L.L.C.	Delaware
IA Winston Hotels Austin TRS Limited Partnership	Illinois
IA Winston Hotels Austin GP, L.L.C.	Delaware
IA Winston Hotels Austin Limited Partnership	Illinois
IA Winston Hotels Cary Ashville, L.L.C.	Delaware
IA Winston Hotels Cary Ashville TRS, L.L.C.	Delaware
IA Winston Hotels Charlotte TRS, L.L.C.	Delaware
IA Winston Hotels Charlotte, L.L.C.	Delaware
IA Winston Hotels Chelsea, L.L.C.	Delaware
IA Winston Hotels Chelsea TRS, L.L.C.	Delaware
IA Winston Hotels College Station TRS GP, L.L.C.	Delaware
IA Winston Hotels College Station GP, L.L.C.	Delaware
IA Winston Hotels College Station Limited Partnership	Illinois
IA Winston Hotels College Station TRS Limited Partnership	Illinois
IA Winston Hotels Houston 1050 Bay Area TRS GP, L.L.C.	Delaware
IA Winston Hotels Houston 1050 Bay Area TRS Limited Partnership	Illinois
IA Winston Hotels Houston 1050 Bay Area GP, L.L.C.	Delaware
IA Winston Hotels Houston 1050 Bay Area Limited Partnership	Illinois
IA Winston Hotels Wilmington Rock Springs TRS, L.L.C.	Delaware
IA Winston Hotels Wilmington Rock Spring, L.L.C.	Delaware
Winston Alpharetta SPE L.L.C.	Delaware
Winston Ann Arbor SPE L.L.C.	Delaware

Winston Atlanta HI SPE L.L.C.	Delaware
Winston Cary HS SPE L.L.C.	Delaware
Winston Charleston QS SPE L.L.C.	Delaware
Winston Duluth HI SPE L.L.C.	Delaware
Winston Durham HS SPE L.L.C	Delaware
Winston Elmsford SPE L.L.C.	Delaware
Winston Houston CY SPE L.L.C.	Delaware
Winston Houston HS SPE L.L.C.	Delaware
Winston Kansas City, L.L.C.	Delaware
Winston Kansas City, LP	Delaware
Winston Lake Mary SPE L.L.C.	Delaware
Winston Manager II L.L.C.	Delaware
Winston SPE II L.L.C.	Delaware
Winston Manager Corporation	Virginia
Winston SPE L.L.C.	Virginia
Winston Phoenix Associates, L.L.C.	Delaware
Winston Phoenix Associates TRS, L.L.C.	Delaware
Winston Phoenix HS SPE L.L.C.	Delaware
Winston Princeton Associates, L.L.C.	Delaware
Winston Princeton Associates TRS, L.L.C.	Delaware
Winston Raleigh HS SPE L.L.C.	Delaware
Winston Roanoke SPE L.L.C.	Delaware
Winston Windsor SPE L.L.C.	Delaware
WINN Limited Partnership	North Carolina
Inland American Winston Hotels, Inc.	Delaware
Inland American Winston Acquisitions, L.L.C.	Delaware
Chelsea Hotel Associates, L.L.C.	Delaware
Evanston Hotel Associates, L.L.C.	Delaware
Richmond Hotel Associates L.L.C.	Delaware
Chelsea Hotel Lessee L.L.C.	Delaware
Richmond Hotel Lessee L.L.C.	Delaware
Barclay Redwood Inc.	Delaware
Barclay Redwood Manager Inc.	Delaware
Barclay Holding, Inc.	Delaware
Barclay Hospitality Services, Inc.	North Carolina